EXHIBIT 10.15

                EIGHTH AMENDMENT TO AMENDMENT AND RESTATEMENT OF
                                CREDIT AGREEMENT

     THIS EIGHTH AMENDMENT TO AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") dated effective as of August 1, 2003 (the "Effective Date"), is by and between HANDY HARDWARE WHOLESALE, INC. ("Borrower"), and JPMORGAN CHASE BANK, ("Bank").

     PRELIMINARY STATEMENT. Bank and Borrower are parties to an Amendment and Restatement of Credit Agreement dated as of April 30, 1996, as amended by a First Amendment dated as of April 30, 1997, a Second Amendment dated as of April 30, 1998, a Third Amendment dated as of April 30, 1999, a Fourth Amendment dated as of April 30, 2000 and a Fifth Amendment dated as of April 30, 2001, a Sixth Amendment dated as of April 30, 2002 and a Seventh Amendment dated as of April 30, 2003 ("Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment shall have the same meanings in this Amendment as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to decrease the interest rate applicable to the Note.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

     Section 1. Section 1.1 of the Credit Agreement is amended by substituting the following for the Section 1.1 of the Credit Agreement:

          Revolving Credit Note 1.1 Subject to the terms and conditions hereof, Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $10,000,000.00 (the "Commitment "). Borrower has the right to borrow, repay and reborrow. Each Loan must be at least the minimum amount required in the Note or the balance of the Note, whichever is less. The Loans may only be used for capital expenditures and working capital. Chapter 346 of the Texas Finance Code will not apply to this Agreement, the Note or any Loan. The Loans will be evidenced by, and will bear interest and be payable as provided in the promissory note of Borrower dated August 1, 2003 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Note"), which is given in modification and replacement of that certain promissory note dated April 30, 2003 in the original principal amount of $10,000,000.00 maturing April 30, 2005. "Termination Date" means the earlier of: (a) April 30, 2005; or
     (b) the date specified by Bank pursuant to Section 6.1 of this Agreement."

     Section 2. Borrower hereby represents and warrants to Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the Effective Date as though made on and as of such date; and (b) to the best of the undersigned's knowledge after reasonable investigation performed in good faith, no default or Event of Default has occurred under the Agreement and is continuing as of the Effective Date.

     Section 3. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below. The term "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment.

     Section 4. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

     Section 5. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

     Section 6. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

     Section 7. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

     THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

                  BORROWER:  HANDY HARDWARE WHOLESALE, INC.

                             By:  /s/ Tina S. Kirbie
                                  ----------------------------------------------
                                  Name:     Tina Kirbie
                                  Title:    Executive Vice President
                                  Address:  8300 Tewantin, Houston,  Texas 77061

                  BANK:           JPMORGAN CHASE BANK

                             By:  /s/ Carlos Valdez, Jr.
                                  ----------------------------------------------
                                  Name:     Carlos Valdez, Jr.
                                  Title:    Senior Vice President
                                  Address:  707 Travis, Houston, Texas 77002



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